EXHIBIT 10.47 Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions. AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 3 2. AMENDMENT/MODIFICATION NO. P00023 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURCHASE REQ. NO. OS267054 5. PROJECT NO. (If applicable) 6. ISSUED BY CODE ASPR/SNS 7. ADMINISTERED BY (If other than Item 6) CODE ASPR/SNS ASPR/SNS ASPR/SNS 2945 Flowers Road ATLANTA, GA 30341 US DEPT OF HEALTH & HUMAN SERVICES ASPR/SNS 2945 Flowers Road ATLANTA, GA 30341 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (x) 9A. AMENDMENT OF SOLICITATION NO. EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303 Attn: DIANA EMERGENT BIODEFENSE OPERATIONS LANS 3500 N MARTIN LUTHER KING JR BLVD LANSING MI 489062933 9B. DATED (SEE ITEM 11) x 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSD200201792634C 10B. DATED (SEE ITEM 13) CODE 330303 FACILITY CODE 12/08/2016 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $[**] See Schedule 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR. 52.217-7, Option for Increased Quantity-Separately Price Line Item D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor is not, is required to sign this document and return ____1____ copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Tax ID Number: [**] DUNS Number: [**] This modification is issued to: 1. Order an increase quantity of [**] doses of BioThrax [**] product at unit price of $[**] per dose for a total cost of $[**]. Delivery is estimated to occur by NLT [**]. 2. Order an increase quantity of [**] doses of BioThrax [**] product at unit price of $[**] per dose for a total cost of $[**]. Continued . . . Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print). Adam Havey, EVP Business Operations 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Natasha Y. Rowland 15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA 16C. DATE SIGNED 09/30/2020

/s/ Adam Havey (Signature of person authorized to sign) Sep 30, 2020 /s/ Natasha Rowland (Signature of Contracting Officer) STANDARD FORM 30 (Rev. 11/2016) Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSD200201792634C/P00023 PAGE OF 2 3 NAME OF OFFEROR OR CONTRACTOR EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303 ITEM No. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) 6 Delivery is estimated to occur by NLT [**]. 3. Accordingly, total contract value is hereby increased from $[**] by $[**] to $[**]. Period of Performance: 01/19/2017 to 09/30/2021 Add Item 6 as follows: Optional Line Item 0004 BioThrax [**] product [**] doses at U/P of $[**] = $[**] BioThrax [**] product [**] doses of U/P of $[**] = $[**] Obligated Amount: $[**] Project Data: 128977.1.HA00OSSNS01.26088-Strategic National Stock. 09/30/2020 Accounting Info: 2020.199TWSS.26088 Appr. Yr.: 2020 CAN: 199TWSS Object Class 26088 Funded: $[**] FOB: Origin Appr.Yr.: 2020 CAN: 199TWSS, Object Class Code: 26088 [**] upon date of delivery: [**] at a unit price of $[**]. [**] upon date of delivery: [**] at a unit price of $[**]. Delivery Address: Contractor's Facility For BioThrax [**] product, delivery is estimated to occur by NLT [**]. For BioThrax [**] product, delivery is estimated to occur by NLT [**]. Continued . . . [**] NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSD200201792634C/P00023 PAGE OF 3 3 NAME OF OFFEROR OR CONTRACTOR EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303 ITEM No. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) Period of Performance: October 1, 2020 – September 30, 2021 Vendor agrees to maintain this product up to [**] after delivery and acceptance at no charge to the Government. Title to product and risk of loss transfer to USG at point of delivery, contractor's facility Obligation: $[**] Requisition Number: OS267054 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

NAME OF OFFEROR OR CONTRACTOR EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303